495 P-1 05/11

SUPPLEMENT DATED MAY 1, 2011

TO THE PROSPECTUS DATED DECEMBER 1, 2010

OF

FRANKLIN GLOBAL REAL ESTATE FUND

(Franklin Global Trust)

The prospectus is amended as follows:

I. The second paragraph on page 4 under “Fund Summary – Principal Investment Strategies" is revised as follows:

Under normal market conditions, the Fund expects to be invested predominantly in equity securities, primarily common stocks. The Fund is a "non-diversified" fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

For purposes of pursuing its investment goal, the Fund may enter into currency forwards for hedging purposes to manage currency risks and exposure. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies.

II. The “Fund Summary – Principal Risks – Derivatives Instruments" section on page 5 is revised as follows:

Derivative Instruments   The performance of derivative instruments depends largely on the performance of an underlying currency, security or index and such derivative instruments often have risks similar to their underlying instrument, in addition to other risks. Derivative instruments involve costs, may be volatile and illiquid, may give rise to leverage and may involve a small initial investment relative to the risk assumed. There may also be imperfect correlation between the value of the derivative and the underlying instrument. If the investment manager is not successful in using such derivative instruments, the Fund's performance may be worse than if the investment manager did not use such derivative instruments at all. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform.

III. The “Fund Summary – Principal Risks – Management" section on page 6 is revised as follows:

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

IV. The “Fund Summary – Class A Annual Total Returns” bar chart, the “Best and Worst Quarters” table, and the "Average Annual Total Returns" table on page 7 are replaced with the following:

Best Quarter:	Q3’09	26.06%
Worst Quarter:	Q4’08	-32.45%
As of March 31, 2011, the Fund's year-to-date return was 2.18% for Class A.

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2010
	1 Year	Since Inception 6/16/2006
Franklin Global Real Estate Fund - Class A
Return Before Taxes	13.14%	-4.28%
Return After Taxes on Distributions	11.55%	-5.82%
Return After Taxes on Distributions and Sale of Fund Shares	8.84%	-4.39%
Franklin Global Real Estate Fund - Class C	18.27%	-3.70%
Franklin Global Real Estate Fund - Advisor Class	20.41%	-2.73%
FTSE EPRA/NAREIT Developed Index (index reflects no deduction for fees, expenses or taxes)[1]	20.40%	0.70%
S&P/Citigroup Broad Market Index (BMI) Global REIT Index (unhedged into U.S. dollars) (index reflects no deduction for fees, expenses or taxes)[1]	23.44%	0.31%

1FTSE EPRA/NAREIT Developed Index is replacing the S&P/Citigroup Broad Market Index (BMI) Global REIT Index (unhedged into U.S. dollars) as the Fund’s benchmark.  The investment manager believes the composition of the FTSE EPRA/NAREIT Developed Index more accurately reflects the Fund’s holdings.

Please keep this supplement for future reference.